UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 29, 2004

RENT-WAY, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22026	25-1407782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One RentWay Place, Erie, Pennsylvania	16505
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code: (814) 455-5378

         Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

        On April 29, 2004, Rent-Way, Inc. issued a news release announcing its financial results for the second quarter ended March 31, 2004. A copy of this news release is attached as Exhibit 99.1.

        The following information is being furnished pursuant to Item 12, and shall not be deemed “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENT-WAY, INC.

Date: April 29, 2004 By: /s/ William A. McDonnell
William A. McDonnell
Vice President and Chief Financial Officer

Exhibit Index

No	Description
99.1	News Release dated April 29, 2004